SECURITIES  AND EXCHANGE COMMISSION

Washington, D.C. 20549


_________________________________________


EXHIBITS

TO

FORM 10-K

ANNUAL REPORT

(Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934)

For Fiscal Year Ended July 31, 1994          Commission File Number 1-4183


______________________________________








CHOCK FULL O'NUTS CORPORATION

(Exact name of Registrant as specified in its charter)


EXHIBIT 3(a)























































CERTIFICATE OF INCORPORATION

- - -of-

FEDERAL NUT CO., INC.

(Pursuant to Article Two of
 the Stock Corporation Law)

		WE THE UNDERSIGNED, for the purpose of forming

a corporation pursuant to Article two of the Stock
Corporation Law of the State of New York, do hereby certify

as follows:

			FIRST:  The name of the proposed

corporation is: FEDERAL NUT CO., INC.

			SECOND: The purposes for which this

corporation is formed, are to do any all things set forth,

to the same extent as natural born persons might or could

do, to wit;

			(1) For the purpose of selling wholesale and retail, nuts, shelled and unshelled, candies, fruits, ice cream, soda water, drinks, sandwiches and other kindred merchandise.
			(2) To purchase, own, hold, sell and lease real estate and real property of every kind and nature, which may be necessary for the conduct of business of this corporation.

			(3)     To acquire the good will, patents,
copyrights, rights and property of any person, firm, association or corporation, and to pay for the same in cash, stock of this company, bonds or otherwise, and to hold or in any manner dispose of the whole or part of the property so purchased excepting as herein before set forth; or to conduct in any manner that is lawful the whole or part of the business acquired, provided said business is within the authorization of the stock corporation law and to exercise all the powers necessary or convenient in and about the conducting and management of said business.

			(4) In general, to do all things, to the same extent as are incidental and conducive to the attainment of the objects of the said corporation in the furtherance of its business the said corporation or a private party might or could do, in or about carrying out of the aforesaid purpose.

	(5) To borrow money without or with pledge or mortgage upon all or any of its property real or personal as security, and to loan and advance money upon mortgages on real and personal property or on either of them.

	(6) To take, buy, purchase, exchange, hire, lease or otherwise acquire real estate and property, either improved or unimproved, and any interest or right therein, and to own, hold, control, maintain, manage and develop the same in any State of the United States.

	(7) To purchase, exchange, hire or otherwise acquire such personal property chattels, rights, easements, permits, privileges and franchises as may be lawfully purchased, exchanged, hired or acquired under Article Two of the Stock Corporation Law of the State of New York.

	(8) To sell, manage, improve, develop, assign, transfer, convey, lease, sub-lease, pledge or otherwise alienate or dispose of, and to mortgage or otherwise encumber the lands, buildings, real property, chattels real and personal, and other property of the corporation, real and personal, wheresoever situate, and any and all legal and equitable rights therein.

	(9) To transact the business of buying, selling, dealing in, leasing and renting and managing real estate and any interest therein for its own account, as agent or broker, or upon commission.

	(10) To purchase, acquire, hold, sell, assign, and transfer, mortgage pledge and otherwise dispose or the shares of the capital stock, bonds, debentures or other evidences of indebtedness of any corporation, domestic or foreign and while the holder thereof, to exercise all rights and privileges of ownership, including the right to vote thereon, and to issue in exchange therefor its own stock, bonds and other obligations.

	The foregoing enumeration of specific powers shall not be held to limit or restrict in any manner the general powers of the company and the enjoyment thereof as conferred by the Laws of the State of New York, upon corporations organized under Article Two of the Stock Corporation Law of the State of New York.

	THIRD:  The amount of the capital stock shall be $20,000.00

and is to consist of 200 shares of the par value of $100.00.

	FOURTH: The office of the corporation is to be located in the

County of New York City and State of New York.

	FIFTH:  The duration of the said corporation shall be

perpetual.

	SIXTH:  The number of directors shall be three and the said

directors need not be stockholders of the corporation.




- - -2-
	SEVENTH:        The names and post office addresses of the directors

until the first annual meeting of the stockholders are:


	NAMES             POST-OFFICE ADDRESSES

JESSE L. GOLDBERG         305 Broadway, Borough Of
			  Manhattan, City of New York

SYDNEY H. SILVERMAN       305 Broadway, Borough Of
			  Manhattan, City of New York

JULIUS GAFFNER            305 Broadway, Borough Of
			  Manhattan, City of New York

	EIGHTH: The names and post office addresses of the subscribers of this certificate of incorporation and a statement of the number of shares which each agrees to take in the corporation, are as follows.


	NAMES           P.O. OFFICE ADDRESSES                NO. OF SHARES

JESSE L. GOLDBERG       305 Broadway, Borough Of
			Manhattan, City of New York          ONE

SYDNEY H. SILVERMAN     305 Broadway, Borough Of
			Manhattan, City of New York          ONE

JULIUS GAFFNER          305 Broadway, Borough Of
			Manhattan, City of New York          ONE

	NINTH:  All of the subscribers of this certificate are of full age, and that at least two-thirds of them are citizens of the United

States, and at least one of them is a resident of the State of New York,

and at least one of the persons named as a director is a citizen of the

United States and a resident of the State of New York.

	TENTH:  That the meeting of the Board of Directors shall be

held in the State of New York only.

	IN WITNESS WHEREOF, we have signed and acknowledged this

certificate in duplicate, this 3rd day of November.


- - -3-
STATE OF NEW YORK
COUNTY OF NEW YORK                                      SS:


	On this 3rd day of November, 1938, before me personally came
JESSE L. GOLDBERG, SYDNEY H. SILVERMAN, AND JULIUS GAFFNER, to know to be the persons described in and who executed the foregoing certificate of incorporation and they thereupon severally duly acknowledged to me that they executed the same.













































- - -4-



CERTIFICATE

OF

INCORPORATION

- - -of-


FEDERAL NUT CO. INC.

(Pursuant to Article Two
of the Stock Corporation
Law of the State of New
York).























CERTIFICATE OF DESIGNATION

TO THE SECRETARY OF STATE
ALBANY, NEW YORK


	The undersigned corporation, FEDERAL NUT CO., INC., pursuant to

Section 24  of the Stock Corporation Law, does hereby designate and appoint the Secretary of State of New York as its agent upon whom process in any action or proceeding against it may be served within the

State of New York, pursuant to law.

	The address to which the Secretary of State shall mail a copy of any process against the corporation which may be served upon him is

Federal Nut Co., Inc., 250 West 54th Street, in the Borough of

Manhattan, City, County and State of New York.

	IN WITNESS WHEREOF, the corporation has caused this Certificate of

Designation to be duly executed by its authorized officer, to wit, its

President, and the seal of the corporation hereunto affixed this 29 day of November, 1949.

					FEDERAL NUT CO., INC.

					By:________________________
					William Schwarz - President


STATE OF NEW YORK
COUNTY OF NEW YORK as: ______________________________________

	On this 29 day of November, 1949, before me came WILLIAM SCHWARZ, to me known, who being by me duly sworn, did depose and say that he resides at No. 15 Shore Road, Mamaronack, Westchester County, New York; that he is the President of Federal Nut Co., Inc., the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the board of directors of said corporation and that he signed his name thereto by like order.








FEDERAL NUT CO., INC.




- - ----------------------------------------

CERTIFICATE OF DESIGNATION

Pursuant to Section 24 of the
Stock Corporation Law.

- - -----------------------------------------


STATE OF NEW YORK
DEPARTMENT OF STATE




JESSE L. GOLDBERG
ATTORNEY AT LAW
305 BROADWAY
NEW YORK, NY













STATE OF NEW YORK
CITY OF NEW YORK
COUNTY OF NEW YORK


	Lillian Mandl, being duly sworn, deposes and says: That she is the

Secretary of FEDERAL NUT CO., INC., the corporation described in the foregoing certificate and as such, is the custodian of the stock book and ledger of the said corporation.

	That there do not appear on the books of the aforesaid corporation the names of any other holders and owners of the capital stock of the aforesaid corporation, except those mentioned herein, and that the same are all of the stockholders of record of the said corporation.

	That the persons who executed the annexed consent, to increase the capital stock of the said corporation are all of the stockholders of record of the said corporation.  Sworn to before me this 22nd day of

November, 1949.




























STATE OF NEW YORK
CITY OF NEW YORK
COUNTY OF NEW YORK


	WILLIAM SCHWARZ and LILLIAN MANDL, President and Treasurer,

respectively, of FEDERAL NUT CO., INC., the corporation described in the foregoing certificate, being duly sworn, depose and say:

	1.      The number of additional shares which the corporation is

hereby authorized to issue are 24,800 shares, and that such additional

24,800 shares shall have the par value of $100.00 each.  The original number of shares, namely 200, of the par value of $100.00 each,are hereby increased by 24,800 shares of the par value $100.00 each, as aforesaid.

	2.      That the total number of shares which the corporation shall now have shall be 25,000 shares of the par value of $100.00 each, and that the original 200 shares of the par value of $100.00 each shall remain as such.



FEDERAL NUT CO., INC.
BY:_____________________
WILLIAM SCHWARZ - PRESIDENT

_____________________
LILLIAN MANDL - TREASURER
Sworn to me before this
29 day of November, 1949.

















	11.     The total number of shares which the corporation shall

henceforth have will be 25,000 shares, each of the par value of $100.00 and none with no par value.

	IN WITNESS WHEREOF, we have executed the foregoing certificate in duplicate this 22nd day of November, 1949.

					_____________________L.S.


					_____________________L.S.




STATE OF NEW YORK
CITY OF NEW YORK
COUNTY OF NEW YORK

	On this 22nd day of November, 1949, before me personally came

WILLIAM SCHWARZ and LILLIAN MANDL, to me known to be the individuals described in and who executed the foregoing certificate of increase of capital stock, and they duly severally acknowledged to me that they executed the same.
























CERTIFICATE OF INCREASE OF THE CAPITAL STOCK OF

FEDERAL NUT CO., INC.


(Pursuant to Section 36 of the Stock Corporation Law.)

	WE, the undersigned, being all of the stockholders of FEDERAL NUT

CO., INC., for the purposes of increasing the capital stock of FEDERAL

NUT CO., INC., do hereby certify as follows:

	1.      The name of the corporation is FEDERAL NUT CO., INC.

	2.      The certificate of incorporation was filed in the Office of the Secretary of State on the 7th day of November, 1932 and in the

Office of the Clerk of the County of New York on the 11th day of

November, 1932.

	3.      That the certificate of incorporation is amended in order to increase the capital stock and to authorize additional shares of the same class stock now existing, namely, common stock of the par value of

$100.00 each.

	4.      That the original Certificate filed herein is amended so

that same shall read, 25,000 shares of the par value of $100.00 each instead and in lieu of the present provision of 200 shares of the par value of $100.00 each.

	5.      That the provision in the original Certificate providing for

200 shares of stock of the par value of $100.00 each is hereby stricken out.

	6.      The total amount of the authorized capital stock is the sum of $20,000.00, consisting of 200 shares of the par value of $100.00 each.

	7.      Total number of shares which it already authorized to issue is 200 shares, and the total number thereof having a par value of

$100.00, and there are no shares with no par value.

	8. The shares already authorized are common shares, consisting of 200 shares.

	9. The number of shares issued and outstanding are 50 shares of common stock.

	10.     The amount to which the capital stock is increased is
$2,500,000.00


- - -1-


CERTIFICATE OF INCREASE OF THE CAPITAL STOCK

- - -OF-

FEDERAL NUT CO., INC.

(Pursuant to Section 36 of the Stock Corporation Law.)




JESSE L. GOLDBERG
ATTORNEY AT LAW
305 BROADWAY
NEW YORK, NY























CERTIFICATE OF AMENDMENT OF
CERTIFICATE OF INCORPORATION

- - -of-

FEDERAL NUT CO., INC.

Pursuant to Section 36 of the Stock Corporation Law.


	We, WILLIAM SCHWARZ AND MICHAEL J. OKOLA, BEING RESPECTIVELY, the

President of FEDERAL NUT CO., INC. and the Secretary thereof, hereby certify:

	1.      The name of the corporation is FEDERAL NUT CO., INC.

	2.      The Certificate of Incorporation was filed in the Office of the Office of the Secretary of the State on the 7th day of November,

1932, and in the Office of the Clerk of the County of New York on the

11th day of November, 1932.

	3.      That the Certificate of Incorporation was amended on

December 1st, 1949, and that such Certificate of Increase of the Capital

Stock of the said Corporation was duly filed with the Secretary of State at Albany, New York, on the 1st day of December, 1949.

	4.      That the original Certificate filed herein provided for two hundred (200) shares of stock of the par value of One Hundred ($100.00)

Dollars each.

	5.      That the Certificate of Increase of the Capital Stock of

FEDERAL NUT CO., INC. filed December 1st, 1949 had stricken from the said Certificate the provision therein providing for two hundred (200)

shares of stock of the par value of One Hundred ($100.00) Dollars each and in lieu








- - -1-




thereof, provided for the authority to issue capital stock in the sum of

Two Million Five Hundred Thousand ($2,500,000.00) Dollars consisting of twenty-five thousand (25,000) shares each of the par value of One

Hundred ($100.00) Dollars and none with no par value.
	6. That the Certificate of Incorporation is further amended herein in order to increase the capital stock and to authorize additional shares of a different class of stock now existing, namely, preferred stock having a par value of One Hundred ($100.00) Dollars each and none have been or shall be issued having no par value.

	7. The amount of the capital stock which the Corporation is hereafter to have shall be twenty-five thousand (25,000) shares of common stock each of the par value of One Hundred ($100.00) Dollars, and ten thousand (10,000) shares of preferred stock each of the par value of One Hundred ($100.00) Dollars making a total authorized capital stock of Three Million Five Hundred Thousand ($3,500,000.00) Dollars consisting of twenty-five thousand (25,000) shares of common stock of the par value of One Hundred ($100.00) Dollars aggregating Two Million Five Hundred Thousand ($2,500,000.00) Dollars, and ten thousand (10,000) shares of preferred stock each of the par value of One Hundred ($100.00) Dollars having an aggregate of One Million ($1,000,000.00) Dollars, and no stock whether common or preferred shall be issued having no par value.

	8.      (a)     The total number of shares which the Corporation may
henceforth have is twenty-five thousand (25,000) shares of common stock as previously authorized, each of the



- - -2-


par value of One Hundred ($100.00) Dollars, and shall continue to have said par value of One Hundred ($100.00) Dollars, and ten thousand

(10,000) new shares which shall be preferred each of the par value of

One Hundred ($100.00) Dollars, as hereinafter provided.  The twenty-five thousand (25,000) shares of common stock already authorized are to continue to be the common or voting stock and all existing privileges and rights of voting of such stock are to remain as heretofore.

		(b)     The designations, preferences, privileges and voting

powers of the preferred stock and the restrictions and qualifications thereof are as follows:

	The holders of the preferred stock shall be entitled to cumulative dividends at the rate four and one-half (4 () per cent per annum on the par value thereof in preference and priority to the payment of any dividends on common stock.

	The holders of the preferred stock shall be entitled to the redemption of their stock, in whole or in part, immediately upon the acqui-sition by the corporation of surplus, and shall be paid for such stock the sum of One Hundred
	($100.00) Dollars for each share together with all accrued dividends due thereon at the time of redemption.

	In the event of dissolution or liquidation of the corporation of the sale of its assets, whether voluntary or involuntary, and/or upon the distribution of the company's capital, there shall first be paid to the holders of said preferred stock, the par value thereof and the amount of all unpaid accrued dividends; the remaining assets and funds of the corporation shall be divided among and paid to the holders of the common stock, wholly, solely and entirely.

	The corporation shall have the right at any time to redeem or purchase the said preferred stock, or any number of shares thereof, issued and out-standing at the price herein above set forth, and the corporation may apply, pursuant to Section 28 of the Stock Corporation Law, toward the redemp-tion or purchase of its preferred stock as here-in provided any part of its surplus funds


- - -3-
	and/or an amount of its capital which shall not be greater than the capital represented by the shares redeemed or purchased, but under no circumstances shall the corporation apply any other or further part of its capi-tal toward the redemption of purchase of such stock. The redemption or purchase shall not be effected where the effect of any such re-demption or purchase and application of capital thereto shall be to reduce the actual value of the assets of the corporation to an amount less than the total amount of its debts and liabilities plus the amount of its capital reduced by the amount of the capital so applied.

	Whenever any shares of such preferred stock shall be redeemed or purchased out of capital or surplus, the corporation may, by resolution of its Board of Directors, retire said shares, thereupon this corporation shall in con-nection with retirement of such shares cause to be filed pursuant to Section 28 of the Stock Corporation Law a certificate of reduction capital.

		IN WITNESS WHEREOF, we have made and subscribed this certificate this 20 day of July 1950.


_________________________
President

__________________________
Secretary

STATE OF NEW YORK
CITY OF NEW YORK
COUNTY OF NEW YORK

	On this 20 day of July, 1950, before me personally came WILLIAM

SCHWARZ and MICHAEL J. OKOLA, to me known and known to me to be the same persons described in and who executed the foregoing certificate and they duly severally acknowledged to me that they executed the same.


________________________









- - -4-
STATE OF NEW YORK
CITY OF NEW YORK
COUNTY OF NEW YORK

	WILLIAM SCHWARZ and MICHAEL J. OKOLA, being duly sworn, depose and say:

	That he, WILLIAM SCHWARZ, is the President, and he, MICHAEL J.

OKOLA, is the Secretary of FEDERAL NUT CO., INC.

	That they have been duly authorized to execute and file the

foregoing Certificate of Amendment of the Certificate of Incorporation

of FEDERAL NUT CO., INC. for the increase in the number of shares, namely, by ten thousand (10,000) shares of preferred stock each of the par value of One Hundred ($100.00) Dollars, by the votes cast in person or by proxy of the holders of record of all the outstanding shares of stock of FEDERAL NUT CO., INC. entitled to vote thereon with relation to the proceedings provided for in the above Certificate; and that they gave been authorized to execute and file the same by the votes cast in person or by proxy of the holders of record of all of the outstanding shares of the common stock effected by the change entitled to vote thereon; and that they have been duly authorized to execute the foregoing Certificate of Amendment increasing the capital stock by the creation of preferred stock as therein provided by the votes of the holders of record of all of the outstanding stock of the said corporation entitled to vote at a stockholders' meeting at which such votes were cast with relation the proceedings provided for in the foregoing Certificate.
	That such votes were cast at a stockholders' meeting on the 21st day of June, 1950, at No. 250 West 54th Street, in the Borough of Manhattan, City and State of New York,

- - -5-

upon notice pursuant to Section 45 of the Stock Corporation Law.
Sworn to before me this 20th day of July, 1950.

__________________________
PRESIDENT

__________________________
SECRETARY



















- - -6-

STATE OF NEW YORK
COUNTY OF NEW YORK

	WILLIAM SCHWARZ and SAMUEL OSTROVE, being duly severally sworn, do depose and say, and each for himself, deposes and says:

	That he, WILLIAM SCHWARZ, is the President of FEDERAL NUT CO., INC., and he, SAMUEL OSTROVE, is the Assistant-Treasurer thereof.

	That the number of additional shares which the Corporation is authorized to issue by virtue of the foregoing Certificate of Amendment is, ten thousand (10,000) shares of preferred stock each of the par value of One Hundred ($100.00) Dollars, thus making a total authorized capital stock of Three Million Five Hundred Thousand ($3,500,000.00) Dollars, consisting of twenty-five thousand (25,000) shares of common stock of the par value of One Hundred ($100.00) Dollars aggregating Two Million Five Hundred Thousand ($2,500,000.00) Dollars and ten thousand (10,000) shares of preferred stock each of the par value of One Hundred ($100.00) Dollars having an aggregate of One Million ($1,000,000.00) Dollars, and no stock whether common or preferred shall be issued having no par value.

	The amended Certificate of Incorporation seeks authorization to issue new and additional ten thousand (10,000) shares of preferred stock each of the par value of One Hundred ($100.00) Dollars, thus increasing the total authorized capital stock of this Corporation to Three Million Five Hundred Thousand ($3,500,000.00) Dollars. None of the shares of stock are changed. The par value of shares of stock which the Corporation is authorized to issue is not increased.




- - -1-
	The sum total of the increased authorization is to empower the Corporation to issue ten thousand (10,000) shares of preferred stock of the par value of One Hundred ($100.00) Dollars in addition to the twenty-five thousand (25,000) shares of common stock of the par value of One Hundred ($100.00) Dollars which it had heretofore been authorized to issue.

Sworn to before me this  24th day of July, 1950.


____________________________________
William Schwarz  -  President

____________________________________
Samuel Ostrove - Assistant Treasurer















- - ------------------------------------



CERTIFICATE OF AMENDMENT OF
CERTIFICATE OF INFORMATION
- - -OF-

FEDERAL NUT CO., INC.

(Pursuant to section 36 of
the Stock Corporation Law.)



- - ----------------------------------------

Dated: July 20, 1950.

Jesse L. Goldberg
Attorney at Law
305 Broadway
New York, N.Y.





CERTIFICATE OF CHANGE OF NAME OF

FEDERAL NUT CO. INC.

TO

CHOCK FULL O'NUTS CORP.


(Pursuant to Sec. 40 of the General
Corporation Law)


	WE, the undersigned, constituting the holders of record of all of the outstanding shares of capital stock entitled to vote on a change in the name of said corporation, CERTIFY:
	1.      The name of this corporation is Federal Nut Co. Inc.
	2. The certificate of incorporation was filed in the office of Secretary of State on November 7, 1932.
	3.      The new name to be assumed by this corporation is CHOCK FULL
O'NUTS CORP.
	IN WITNESS WHEREOF, the undersigned have subscribed and acknowledged this certificate in duplicate this 27th day of December 1955.

__________________________L.S.

__________________________L.S.

STATE OF NEW YORK
COUNTY OF NEW YORK
	On this 27th day of December 1955, before me came WILLIAM BLACK and
L. MANDL, to me known to me to be the individuals mentioned and described in and who executed the foregoing certificate and they duly acknowledged to me that they executed the same.

STATE OF NEW YORK
COUNTY OF NEW YORK

	MICHAEL J. OKOLA, being duly sworn, deposes and says:

	That he is the Secretary of FEDERAL NUT CO. Inc.

	That the persons who executed the foregoing certificate of change of name of said corporation constitute the holders of all of the outstanding shares of stock of the corporation entitled to vote on change in the name of said corporation.

Subscribed and sworn to me before me this 27th day of December 1955.


_________________________







































- - ----------------------------------------



CERTIFICATE OF CHANGE OF NAME

OF

FEDERAL NUT CO. INC.

TO

CHOCK FULL O'NUTS CORP.

(Pursuant to Sec. 40 of the General
Corporation Law)



- - ----------------------------------------

STATE OF NEW YORK
DEPARTMENT OF STATE



GOLDBERG & LAPAN
425 LEXINGTON AVE.
NEW YORK, N.Y.









RESTATED CERTIFICATE OF INCORPORATION

OF CHOCK FULL O'NUTS CORP.
_________________

Pursuant to Section 40 of the Stock Corporation Law
_________________


	We, the undersigned, WILLIAM BLACK and LILLIAN MANDL, being the holders of record of all the outstanding shares of Chock Full O'Nuts Corp., a New York stock corporation (hereinafter sometimes referred to as the "Corporation") entitled to vote with relation to the proceedings provided for in this Certificate, do hereby certify as follows:

	1.      The name of the Corporation is

CHOCK FULL O'NUTS CORP.

The name under which the Corporation was originally incorporated was FEDERAL NUT CO., INC.

	2. The Certificate of Incorporation of the Corporation was filed in the Office of the Secretary of State of New York on November 7, 1932.

	3. The Certificate of Incorporation as now in full force and effect is hereby amended to effect changes authorized in subdivision 2 of
Section 35 of the Stock Corporation Law, namely to change the name of the Corporation to Chock Full O'Nuts Corporation; to change the address to which the Secretary of State shall mail a copy of process in any action or proceeding against the Corporation which may be served upon him; to eliminate from the enumeration and descriptions of shares which the Corporation is authorized to issue all of the previously authorized shares, of Preferred Stock, par value $100 per share, none of which has been issued; to change all of the 25,000 previously authorized and presently outstanding shares of Common Stock, par value $100 per share, of the Corporation from 25,000 shares, par value $100 per share, of the Corporation to 800,000 shares, par value $1 per share, to authorize 200,000 additional shares of Common Stock, par value $1 per share, and in conformity therewith to decrease the capital stock of the Corporation to $1,000,000; to provide that no holder of Common Stock shall be entitled to any preemptive right to subscribe for shares or other securities of the Corporation; to change the purposes and powers of the Corporation; to increase the number of directors so as to provide that the number of directors of the Corporation shall be not less than five (5) nor more than eleven (11); and to insert provisions for the regulation and conduct of the Corporation; and said Certificate of Incorporation, as amended and supplemented by all certificate heretofore filed pursuant to law and as further amended hereby, is restated to set forth its entire text as follows:


CERTIFICATE OF INCORPORATION
OF

CHOCK FULL O'NUTS CORPORATION

FIRST: The name of the Corporation is

CHOCK FULL O'NUTS CORPORATION

SECOND: The purposes of the Corporation are as follows:
	(1) To manufacture, produce, purchase or otherwise acquire, prepare, sell at wholesale or retail, distribute and deal in coffee, sandwiches, doughnuts, cakes, pies,

- - -1-


nuts, shelled and unshelled, candies, fruits, ice cream, soda water, drinks and all kinds of foods, food products and all products, by products, ingredients and commodities of every kind and description; to engage in any type of food business and in any activity necessary of incidental to any business of the Corporation.


	(2) To manufacture, produce, purchase, lease or otherwise acquire, hold, own, mortgage, pledge, sell, lease or otherwise dispose of, import, export, distribute and deal in and with goods, wares, merchandise and personal property of every kind and description; to engage in the business of wholesale and retail merchants dealing in all types of commodities and merchandise; to establish, operate and manage stores, warehouses, disposition depots, purchasing offices and other facilities; to grant to others the right to carry on any kind of lawful business on premises of the Corporation; to carry on a general trading, manufacturing, mercantile, commercial and industrial business, or any part thereof, in any part of the world.

	(3) To purchase, lease or otherwise acquire, hold, own, improve, maintain, develop, encumber, mortgage, pledge, sell, exchange, lease or otherwise dispose of and to deal and trade in, any and all lands, real property, leaseholds, and any and all interests and rights in land or other property, real, personal, or mixed; to build erect, construct, purchase, lease, or otherwise acquire, hold, own, maintain, operate, develop, improve, alter, repair, lease, mortgage, pledge, sell, convey, exchange or otherwise dispose of, buildings, plants, structures, facilities and improvements of every kind and description.

	(4) To acquire, by purchase, underwriting, subscription, participation in syndicates or otherwise, become interested in, invest in, hold, own, sell, exchange, mortgage, pledge, hypothecate or otherwise dispose of, turn to account or realize upon, all forms of securities, including shares of stock, bonds, debentures, notes, evidences of indebtedness, certificates of interest and other rights, interests and obligations, and to deal in and with the same, and to issue in exchange, therefor or in payment thereof its own stocks, bonds or other obligations or securities, or otherwise pay therefor, or to acquire the same in any lawful manner without any such exchange or other payment; to exercise in respect thereof any and all rights, powers and privileges or individual ownership or interest therein, including the right to vote thereon for any and all purposes and to consent or otherwise act with respect thereto; to do any and all acts and things for the preservation, protection, improvement and enhancement in value of such securities or designed to accomplish any such purpose; to aid by loan, subsidy, guaranty, or in any other manner, those issuing, creating or responsible for any such securities, all to such extent as a corporation organized under Article Two of the Stock Corporation Law may then lawfully do.

	(5) To acquire all or any part of the good will, rights, property, and business of any person, entity, partnership, association or corporation; to pay for the same in cash or in stock, bonds, or other securities or obligations of the Corporation, or otherwise; to hold, utilize and in any manner dispose of the whole or any part of the rights and property so acquired, and to assume in connection therewith any liabilities of any such person, entity, partnership, association or corporation and to conduct in any lawful manner the whole or any part of the business thus acquired.

	(6) To apply for, obtain, register, purchase, lease, or otherwise acquire, hold, own, use, introduce, develop, and sell, assign, lease, pledge, or otherwise dispose of or turn to account letters patent of the United States of America or of any foreign country,

- - -2-
inventions, improvements, formulae, processes, patents rights, licenses, and privileges, copyrights, trade-marks and trade names, or pending applications therefor, and any and all labels, designs, prints and brands, and to use, exercise, develop and take or grant licenses or other rights in respect of or otherwise turn to account any of the foregoing.

	(7) To the extent permitted by law, to borrow money for its corporate purposes; to draw, make, accept, endorse, execute, issue and negotiate promissory notes, bills of exchange, warrants, warehouse receipts, bonds; debentures and other negotiable or transferable instruments.

	(8) To make advances or loans with or without security so far as may be permitted to a corporation organized under Article Two of the Stock Corporation Law.

	(9) To the extent permitted by law, to guarantee the payment of dividends upon stocks, or the principal of and/or interest upon bonds, notes and other evidences of indebtedness of, or to guarantee the performance of the contracts or other undertakings of, or otherwise aid, in any manner, any corporation, firm or individual in which the Corporation shall be directly or indirectly interested either through ownership of its stock, bonds, securities, or other obligations, or otherwise.

	(10) To cause to be formed, consolidated, merged, reorganized or liquidated, and to promote, take charge of and aid in by way permitted by law the formation, consolidation, merger, reorganization or liquidation of any corporation, association, firm or entity.

	(11) To make, execute and carry out any and all contracts and agreements which may deemed proper by its officers in the conduct of its business.

	(12) To purchase, acquire, hold, sell and reissue shares of its own capital stock to the extent permitted by the Certificate of Incorporation as amended, and the laws of the State of New York.

	In general, to do any and all of the acts and things herein set forth to the same extent as natural persons could do, and in any part of the world, as principal, factor, agent, contractor, or otherwise, either alone or in company with any person, trustee, entity, syndicate, partnership; association or corporation; to establish and maintain offices and agencies within and anywhere outside of, the State of New York and to exercise all or any of its corporate powers and rights in the State of New York and in any and all other states, territories, districts, possessions or dependencies of the United States of America and in any other countries or places.

	To do everything necessary, proper, advisable or convenient for the accomplishment of any of the purposes herein set forth and to do every other act and thing incidental thereto of command therewith provided the same be not forbidden by the laws of New York to corporations organized under Article Two of the Stock Corporation Law.

	THIRD: The total authorized amount of capital stock of the Corporation shall be $1,000,000 consisting of 1,000,000 shares of the par value of $1 each, all of the same class, designated Common Stock.

	No holder of Common Stock of the Corporation shall be entitled, as such, as matter of right, to subscribe for or purchase any part of any new or additional issue of stock of any class whatsoever, or of securities convertible into stock of any class whatsoever whether now or hereafter authorized and whether issued for cash or other consideration or by way of dividend.

- - -3-



	FOURTH: The office of the Corporation shall be located in the County of New York, City and State of New York. The Secretary of State of the State of New York shall mail a copy of process in any action or proceeding against the Cooperation which may be served upon him is 425 Lexington Avenue, New York 17, New York.

	FIFTH:  The duration of the Corporation shall be perpetual.

	SIXTH: The number of directors of the Corporation shall be not less than five (5) not more than eleven (11). Directors need not be stockholders.

	SEVENTH:        The names and post-office addresses of the directors
until the first annual meeting of the stockholders are.


NAMES                              POST OFFICE ADDRESSES

JESSE L. GOLDBERG                  305 BROADWAY BOROUGH OF
				   MANHATTAN, CITY OF NEW YORK

SYDNEY H. SILVERMAN                305 BROADWAY BOROUGH OF
				   MANHATTAN, CITY OF NEW YORK

JULIUS GAFFNER                     305 BROADWAY BOROUGH OF
				   MANHATTAN, CITY OF NEW YORK


	EIGHTH: The names and post office addresses of the subscribers of this Certificate of Incorporation and a statement of the number of shares which each agrees to take in the Corporation are as follows:


NAME                            P.O. ADDRESS            NO. OF SHARES

Jesse L. Goldberg               305 Broadway, NYC               One
Sydney H. Silverman             305 Broadway, NYC               One
Julius Gaffner                  305 Broadway, NYC               One

	NINTH: All of the subscribers of this Certificate of Incorporation are of full age, and that at least two-thirds of them are citizens of the United States, and at least one of them is a resident of the State of New York and at least one of the persons named as a director is a citizen of the United States and a resident of the State of New York.

	TENTH: The meetings of the Board of Directors shall be held in the State of New York only.

	ELEVENTH:       The following provisions are inserted for the
regulation and conduct of the Corporation and expressly provided that they are intended to be in furtherance and not in limitation or exhaustion of the powers conferred by statute:

	(1) The Board of Directors may designate three or more of its number to constitute an Executive Committee, which shall have and they exercise, subject to such limitations, if any, as may be prescribed by the By Laws or by resolution of the Board of Directors, the powers of the Board of Directors in the management of the business and affairs of the Corporation which may lawfully be delegated, provided such Executive Committee shall act only at such times as the Board of Directors is not in session and




- - -4-

in no case to the exclusion of the right of the Board of Directors at any time to act as a Board upon any business of the Corporation.

	(2) Meetings of the stockholders and directors of the Corporation for all purposes may be held at places in the State of New York other than the principal office of the Corporation or at such principal office.

	(3) The By Laws may prescribe the number of directors necessary to constitute a quorum, which number may be less than a majority of the whole Board of Directors but not less than the number required by law.

	(4) The Board of Directors from time to time shall decide whether and to what extent and at what times and under what conditions and requirements the accounts and books of the Corporation, or any of them, except the stock book, shall be open to the inspection of the stockholders, and no stockholder shall have any right to inspect any books or documents of the Corporation, except as conferred by the laws of the State of New York or authorized by the Board of Directors.

	(5) A director of the Corporation shall not, in the absence of fraud, be disqualified by his office from dealing with or contracting with the Corporation either as vendor, purchaser or otherwise, nor, in the absence of fraud, shall any transaction or contract of the Corporation be void or avoidable or affected by reason of the fact that any director or any firm of which any director is a member, or any corporation of which the director is an officer, director of stockholder, is in any way interested in such transaction or contract; provided, that at the meeting of the Board of Directors or of the Committee thereof having authority in the premises to authorize or confirm said contract or transaction, the interest of such director, firm or corporation is disclosed or known, and there shall be present a quorum of directors or of the directors constituting such Committee not so interested or connected and such contract or transaction shall be approved by a majority of such quorum, which majority shall consist of directors not so interested or connected. Any director or directors so interested or connected shall not be liable to the Corporation or to any stockholder or creditor thereof of to any other person for any loss incurred by it under or by reason of any such contract or transaction and any such director or directors shall not be accountable for any gains or profits realized on any such contract or transaction always provided however, that such contract or transaction shall at the time it was entered into have been a reasonable one to have been entered into and shall have been upon terms that at the time were fair.

	(6) The Board of Directors shall have power from time to time to fix and determine and vary the amount of the working capital of the Corporation and to direct and determine the use and disposition of any surplus or net profits over and above the capital stock paid in and in its discretion the Board of Directors may use and apply any such surplus or accummulated profits in purchasing or acquiring bonds or other obligations of the Corporation shares of its own capital stock to such extent and in such manner and upon such terms as the Board of Directors shall deem expedient, but unless otherwise expressly provided in the Certificate of Incorporation as amended any shares so such capital stock so purchased or acquired may be resold or reissued unless such shares shall have been retired in the manner provided by law for the purpose of decreasing the Corporation's capital stock.

	(7) Any contract, transaction or act of the Corporation or of the Board of Directors or of the Executive Committee or of any other duly constituted committee and of which




- - -5-

disclosure shall be made in the notice of the meeting and which shall be approved or ratified by a majority in interest of a quorum of the stockholders of the Corporation having voting power at any annual or special meeting called for such purpose shall except as otherwise provided by the laws of the State of New York be as valid and as binding as though approved or ratified by every stockholder of the Corporation; provided however, that any failure of the stockholders to approve or ratify such contract, transaction or act, when and if submitted, shall not be deemed in any way to invalidate the same or to deprive the Corporation; its directors or officers of their right to proceed with such contract, transaction or action. Any director of the Corporation may vote upon any contract or other transaction between Corporation and subsidiary or affiliated corporation without regard to the fact that he is also a director of such subsidiary or affiliated corporation.

	(8) The Board of Directors may determine from time to time the amount of compensation which shall be paid to its members for attendance at meetings of the Board or of any committee of the Board. The Board of Directors shall also have power, in its discretion to provide for and to pay to directors rendering services to the Corporation not ordinarily rendered by directors, as such, special compensation appropriate to the value of such services, as determined by the Board from time to time.

	(9) Each director of the Corporation shall be indemnified by the Corporation against expenses actually and necessarily incurred by him in connection with the defense of any action, suit or proceeding in which he is made a party by reason of his being or having been a director of the Corporation, except in relation to matters as to which he shall be adjudged in such action, suit or proceeding to be liable for negligence or misconduct in the performance of his duties as such director; such right of indemnification shall not be deemed exclusive of any other rights to which he may be entitled apart from the General Corporation Law of the State of New York.

	(10) Subject to the by-laws made by stockholders, the Board of Directors may make by-laws and from time to time may alter, amend or repeal any by-laws, but any by-law made by the Board of Directors may be altered or repealed by the stockholders.

	4:      The 25,000 shares of previously authorized Common Stock, par value $100 per share, all of which are issued, are hereby changed into 800,000 shares of Common Stock, par value $1 per share, on a 32 for 1 basis.


	IN WITNESS WHEREOF, we have made and subscribed this Certificate this 20th day of August 1958.



___________________________
WILLIAM BLACK

___________________________
LILLIAN MANDL












- - -6-

STATE OF NEW YORK
COUNTY OF NEW YORK

	On this 20th day of August 1958, before me personally came WILLIAM BLACK and LILLIAN MANDL, to me known and known to me to be, the persons described in and who executed the foregoing Certificate and each of said persons duly acknowledged to me that he executed the same.


_____________________
NOTARY PUBLIC


STATE OF NEW YORK
COUNTY OF NEW YORK

	MICHAEL J. OKOLA, being duly sworn, deposes and says, that he is the Secretary of CHOCK FULL O'NUTS CORP., a corporation mentioned in the foregoing Certificate, and that the persons who have executed the foregoing Certificate constitute the holders of record of all the outstanding shares of said Corporation entitled to vote with relation to the proceedings provided for in said Certificate.


_____________________
Secretary


Subscribed and sworn to before me this 25th day of August. 1958.


	_________________________
		NOTARY PUBLIC

STATE OF NEW YORK
COUNTY OF NEW YORK


	WILLIAM BLACK, being duly sworn deposes and says, that he is the President of CHOCK FULL O'NUTS CORP; the number and par value of the shares changed is 25,000 shares, par value $100 per share and the number of shares resulting therefrom is 800,000 shares, par value $1 per share and the number of additional shares not resulting from a change of shares which the Corporation is authorized to issue is 200,000 shares of the par value of $1 per share.


___________________________
WILLIAM BLACK

Sworn to me this 20th day of August, 1958.

___________________________
	NOTARY PUBLIC








- - -7-

RESTATED CERTIFICATE OF INCORPORATION

OF

CHOCK FULL O'NUTS CORP.


______________


Pursuant to Section 40 of the Stock Corporation Law

_______________















WHITE & CASE
14 WALL STREET
NEW YORK, NY


























CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

CHOCK FULL O'NUTS CORPORATION
___________________

Pursuant to Section Thirty-six of the Stock Corporation Law.

___________________

The undersigned being the holders of record of all of the outstanding shares of Chock Full O'Nuts Corporation entitled to vote with relation to the proceedings provided for herein, hereby certify:

	1.      The name of the corporation is:

CHOCK FULL O'NUTS CORPORATION

	2. The Certificate of Incorporation was filed in the Department of State of the State of New York on November 7, 1932, under the name of Federal Nut Co., Inc.

	3. The Certificate of Incorporation is amended as set forth in this certificate to effect the following changes authorized in subdivision
two of Section Thirty-five of the Stock Corporation Law.  (a)    To eliminate
from the enumeration and description of shares which the corporation is authorized to issue, 798,400 issued shares of Common Stock of the par value of 1$ per share, each held in its treasury, and (b) to reduce the amount of the capital stock by the amount of $798,400 in connection with such elimination of shares. The capital of the corporation is reduced as set forth in this certificate by eliminating the aforesaid 798,400 issued shares of Common Stock from the enumeration and description of shares which the corporation is authorized to issue.

	4. Article THIRD of the Certificate of Incorporation, setting forth the amount of the capital stock and the number and par value of the shares of which it consists, is hereby amended to read as follows:

		"THIRD:	The total authorized amount of capital stock of the
company shall be $201,600, consisting of 201,600 shares of the par value of $1 each, all of the same class, designated Common Stock.

	5. The capital of the corporation is hereby reduced by $798,400 , being an amount equal to the amount of capital represented by the 798,400 issued shares of Common Stock of the par value of $1 per share hereby eliminated. The surplus resulting from such reduction shall be available to be used for any purpose for which surplus may be used.

	IN WITNESS WHEREOF, the undersigned have made, subscribed and acknowledged this certificate.


_______________________
WILLIAM BLACK

_______________________
LILLIAN MANDL


STATE OF NEW YORK
COUNTY OF NEW YORK


	On this ______ day of September, 1958, before me personally came WILLIAM BLACK and LILLIAN MANDL, to me known, and known to me to be the person described in and who executed the foregoing Certificate and each of said persons duly acknowledged to me that he executed the same.



_______________________
NOTARY PUBLIC




STATE OF NEW YORK
COUNTY OF NEW YORK


	MICHAEL J. OKOLA, being duly sworn, deposes and says, that he is the Secretary of CHOCK FULL O'NUTS CORPORATION, a corporation mentioned in the foregoing Certificate and that the persons who have executed the foregoing Certificate constitute the holders of record of all the outstanding shares of said Corporation entitled to vote with relation to the proceedings provided for in said Certificate.




______________________
MICHAEL J. OKOLA


Subscribed and sworn to before me this
____ day of September, 1958.





__________________________
	NOTARY PUBLIC













STATE OF NEW YORK
COUNTY OF NEW YORK

	WILLIAM BLACK, being duly sworn, deposes and says that he is the President of Chock Full O'Nuts Corporation; that the actual value of the assets of said corporation is not less than the total amount of the debts and liabilities of the corporation plus the proposed amount of its capital.


____________________
WILLIAM BLACK


Sworn to me before me this _____
day of September, 1958.


________________________
	NOTARY PUBLIC




STATE OF NEW YORK
COUNTY OF NEW YORK


	LILLIAN MANDL, being duly sworn, deposes and says that he is the Treasurer of Chock Full O'Nuts Corporation; that the actual value of the assets of said corporation is not less than the total amount of the debts and liabilities of the corporation plus the proposed amount of its capital.




________________________
LILLIAN MANDL

Sworn to before me this
26th day of September, 1958




________________________
	NOTARY PUBLIC











CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

CHOCK FULL O'NUTS CORPORATION


_________________________________________


Pursuant to Section Thirty-six of the Stock Corporation Law

___________________





























WHITE & CASE
14 WALL STREET
NEW YORK, N.Y.


RESTATED CERTIFICATE OF INCORPORATION

OF CHOCK FULL O'NUTS CORP.
_________________

Pursuant to Section 40 of the Stock Corporation Law
_________________

	We, the undersigned, WILLIAM BLACK and LILLIAN MANDL, being the holders of record of all the outstanding shares of Chock Full O'Nuts Corp., a New York stock corporation (hereinafter sometimes referred to as the "Corporation") entitled to vote with relation to the proceedings provided for in this Certificate, do hereby certify as follows:

	1.      The name of the Corporation is

CHOCK FULL O'NUTS CORP.

The name under which the Corporation was originally incorporated was FEDERAL NUT CO., INC.

	2. The Certificate of Incorporation of the Corporation was filed in the Office of the Secretary of State of New York on November 7, 1932.

	3. The Certificate of Incorporation as now in full force and effect is hereby amended to effect changes authorized in subdivision 2 of
Section 35 of the Stock Corporation Law, namely to change 1,600 previously authorized shares of Common Stock, par value $1 per share of the Corporation which are issued into 800,000 shares of Common Stock, par value $1 per share and in conformity therewith to increase the capital stock of the Corporation from $201,600 to $1,000,000; and said Certificate of Incorporation, as amended and supplemented by all certificates heretofore filed pursuant to law and as further amended hereby, is restated to set forth its entire text as follows:

CERTIFICATE OF INCORPORATION

OF

CHOCK FULL O'NUTS CORPORATION

FIRST: The name of the Corporation is

CHOCK FULL O'NUTS CORPORATION

SECOND: The purposes of the Corporation are as follows:

	(1) To manufacture, produce, purchase or otherwise acquire, prepare, sell at wholesale or retail, distribute and deal in coffee, sandwiches, doughnuts, cakes, pies, nuts, shelled and unshelled, candies, fruits, ice cream, soda water, drinks and all kinds of foods, food products and all products, by products, ingredients and commodities of every kind and description; to engage in any type of food business and in any activity necessary of incidental to any business of the Corporation.

	(2) To manufacture, produce, purchase, lease or otherwise acquire, hold, own, mortgage, pledge, sell, lease or otherwise dispose of, import, export, distribute and deal in and with goods, wares, merchandise and personal property of every kind and description; to engage in the business of wholesale and retail merchants dealing in all types


1

of commodities and merchandise; to establish, operate and manage stores, warehouses, disposition depots, purchasing offices and other facilities; to grant to others the right to carry on any kind of lawful business on premises of the Corporation; to carry on a general trading, manufacturing, mercantile, commercial and industrial business, or any part thereof, in any part of the world.

	(3) To purchase, lease or otherwise acquire, hold, own, improve, maintain, develop, encumber, mortgage, pledge, sell, exchange, lease or otherwise dispose of and to deal and trade in, any and all lands, real property, leaseholds, and any and all interests and rights in land or other property, real, personal, or mixed; to build erect, construct, purchase, lease, or otherwise acquire, hold, own, maintain, operate, develop, improve, alter, repair, lease, mortgage, pledge, sell, convey, exchange or otherwise dispose of, buildings, plants, structures, facilities and improvements of every kind and description.

	(4) To acquire, by purchase, underwriting, subscription, participation in syndicates or otherwise, become interested in, invest in, hold, own, sell, exchange, mortgage, pledge, hypothecate or otherwise dispose of, turn to account or realize upon, all forms of securities, including shares of stock, bonds, debentures, notes, evidences of indebtedness, certificates of interest and other rights, interests and obligations, and to deal in and with the same, and to issue in exchange, therefor or in payment thereof its own stocks, bonds or other obligations or securities, or otherwise pay therefor, or to acquire the same in any lawful manner without any such exchange or other payment; to exercise in respect thereof any and all rights, powers and privileges or individual ownership or interest therein, including the right to vote thereon for any and all purposes and to consent or otherwise act with respect thereto; to do any and all acts and things for the preservation, protection, improvement and enhancement in value of such securities or designed to accomplish any such purpose; to aid by loan, subsidy, guaranty, or in any other manner, those issuing, creating or responsible for any such securities, all to such extent as a corporation organized under Article Two of the Stock Corporation Law may then lawfully do.

	(5) To acquire all or any part of the good will, rights, property, and business of any person, entity, partnership, association or corporation; to pay for the same in cash or in stock, bonds, or other securities or obligations of the Corporation, or otherwise; to hold, utilize and in any manner dispose of the whole or any part of the rights and property so acquired, and to assume in connection therewith any liabilities of any such person, entity, partnership, association or corporation and to conduct in any lawful manner the whole or any part of the business thus acquired.

	(6) To apply for, obtain, register, purchase, lease, or otherwise acquire, hold, own, use, introduce, develop, and sell, assign, lease, pledge, or otherwise dispose of or turn to account letters patent of the United States of America or of any foreign country, inventions, improvements, formulae, processes, patents rights, licenses, and privileges, copyrights, trade-marks and trade names, or pending applications therefor, and any and all labels, designs, prints and brands, and to use, exercise, develop and take or grant licenses or other rights in respect of or otherwise turn to account any of the foregoing.

	(7) To the extent permitted by law, to borrow money for its corporate purposes; to draw, make, accept, endorse, execute, issue and negotiate promissory notes, bills of exchange, warrants, warehouse receipts, bonds; debentures and other negotiable or transferable instruments.
	(8) To make advances or loans with or without security so far as may be permitted to a corporation organized under Article Two of the Stock Corporation Law.
- - -2-
	(9) To the extent permitted by law, to guarantee the payment of dividends upon stocks, or the principal of and/or interest upon bonds, notes and other evidences of indebtedness of, or to guarantee the performance of the contracts or other undertakings of, or otherwise aid, in any manner, any corporation, firm or individual in which the Corporation shall be directly or indirectly interested either through ownership of its stock, bonds, securities, or other obligations, or otherwise.

	(10) To cause to be formed, consolidated, merged, reorganized or liquidated, and to promote, take charge of and aid in by way permitted by law the formation, consolidation, merger, reorganization or liquidation of any corporation, association, firm or entity.

	(11) To make, execute and carry out any and all contracts and agreements which may deemed proper by its officers in the conduct of its business.

	(12) To purchase, acquire, hold, sell and reissue shares of its own capital stock to the extent permitted by the Certificate of Incorporation as amended, and the laws of the State of New York.

	In general, to do any and all of the acts and things herein set forth to the same extent as natural persons could do, and in any part of the world, as principal, factor, agent, contractor, or otherwise, either alone or in company with any person, trustee, entity, syndicate, partnership; association or corporation; to establish and maintain offices and agencies within and anywhere outside of, the State of New York and to exercise all or any of its corporate powers and rights in the State of New York and in any and all other states, territories, districts, possessions or dependencies of the United States of America and in any other countries or places.

	To do everything necessary, proper, advisable or convenient for the accomplishment of any of the purposes herein set forth and to do every other act and thing incidental thereto of command therewith provided the same be not forbidden by the laws of New York to corporations organized under Article Two of the Stock Corporation Law.

	THIRD: The total authorized amount of capital stock of the Corporation shall be $1,000,000 consisting of 1,000,000 shares of the par value of $1 each, all of the same class, designated Common Stock.

	No holder of Common Stock of the Corporation shall be entitled, as such, as matter of right, to subscribe for or purchase any part of any new or additional issue of stock of any class whatsoever, or of securities convertible into stock of any class whatsoever whether now or hereafter authorized and whether issued for cash or other consideration or by way of dividend.

	FOURTH: The office of the Corporation shall be located in the County of New York, City and State of New York. The Secretary of State of the State of New York shall mail a copy of process in any action or proceeding against the Corporation which may be served upon him is 425 Lexington Avenue, New York 17, New York.







- - -3-



	FIFTH:  The duration of the Corporation shall be perpetual.

	SIXTH: The number of directors of the Corporation shall be not less than five (5) not more than eleven (11). Directors need not be stockholders.

	SEVENTH:        The names and post-office addresses of the directors
until the first annual meeting of the stockholders are.


NAMES                          POST OFFICE ADDRESSES

JESSE L. GOLDBERG              305 BROADWAY BOROUGH OF
			       MANHATTAN, CITY OF NEW YORK

SYDNEY H. SILVERMAN            305 BROADWAY BOROUGH OF
			       MANHATTAN, CITY OF NEW YORK

JULIUS GAFFNER                 305 BROADWAY BOROUGH OF
			       MANHATTAN, CITY OF NEW YORK


	EIGHTH: The names and post office addresses of the subscribers of this Certificate of Incorporation and a statement of the number of shares which each agrees to take in the Corporation are as follows:


NAME                            P.O. ADDRESS            NO. OF SHARES

Jesse L. Goldberg               305 Broadway, NYC               One
Sydney H. Silverman             305 Broadway, NYC               One
Julius Gaffner                  305 Broadway, NYC               One

	NINTH: All of the subscribers of this Certificate of Incorporation are of full age, and that at least two-thirds of them are citizens of the United States, and at least one of them is a resident of the State of New York and at least one of the persons named as a director is a citizen of the United States and a resident of the State of New York.

	TENTH: The meetings of the Board of Directors shall be held in the State of New York only.

	ELEVENTH:       The following provisions are inserted for the
regulation and conduct of the Corporation and expressly provided that they are intended to be in furtherance and not in limitation or exhaustion of the powers conferred by statute:

	(1) The Board of Directors may designate three or more of its number to constitute an Executive Committee, which shall have and they exercise, subject to such limitations, if any, as may be prescribed by the By Laws or by resolution of the Board of Directors, the powers of the Board of Directors in the management of the business and affairs of the Corporation which may lawfully be delegated, provided such Executive Committee shall act only at such times as the Board of Directors is not in session and in no case to the exclusion of the right of the Board of Directors at any time to act as a Board upon any business of the Corporation.

	(2) Meetings of the stockholders and directors of the Corporation for all purposes may be held at places in the State of New York other than the principal office of the Corporation or at such principal office.

	(3) The By Laws may prescribe the number of directors necessary to constitute a quorum, which number may be less than a majority of the whole Board of Directors but not less than the number required by law.


- - -4-
	(4) The Board of Directors from time to time shall decide whether and to what extent and at what times and under what conditions and requirements the accounts and books of the Corporation, or any of them, except the stock book, shall be open to the inspection of the stockholders, and no stockholder shall have any right to inspect any books or documents of the Corporation, except as conferred by the laws of the State of New York or authorized by the Board of Directors.

	(5) A director of the Corporation shall not, in the absence of fraud, be disqualified by his office from dealing with or contracting with the Corporation either as vendor, purchaser or otherwise, nor, in the absence of fraud, shall any transaction or contract of the Corporation be void or avoidable or affected by reason of the fact that any director or any firm of which any director is a member, or any corporation of which the director is an officer, director of stockholder, is in any way interested in such transaction or contract; provided, that at the meeting of the Board of Directors or of the Committee thereof having authority in the premises to authorize or confirm said contract or transaction, the interest of such director, firm or corporation is disclosed or known, and there shall be present a quorum of directors or of the directors constituting such Committee not so interested or connected and such contract or transaction shall be approved by a majority of such quorum, which majority shall consist of directors not so interested or connected. Any director or directors so interested or connected shall not be liable to the Corporation or to any stockholder or creditor thereof of to any other person for any loss incurred by it under or by reason of any such contract or transaction and any such director or directors shall not be accountable for any gains or profits realized on any such contract or transaction always provided however, that such contract or transaction shall at the time it was entered into have been a reasonable one to have been entered into and shall have been upon terms that at the time were fair.

	(6) The Board of Directors shall have power from time to time to fix and determine and vary the amount of the working capital of the Corporation and to direct and determine the use and disposition of any surplus or net profits over and above the capital stock paid in and in its discretion the Board of Directors may use and apply any such surplus or accumulated profits in purchasing or acquiring bonds or other obligations of the Corporations shares of its own capital stock to such extent and in such manner and upon such terms as the Board of Directors shall deem expedient, but unless otherwise expressly provided in the Certificate of Incorporation as amended any shares so such capital stock so purchased or acquired may be resold or reissued unless such shares shall have been retired in the manner provided by law for the purpose of decreasing the Corporation's capital stock.

	(7) Any contract, transaction or act of the Corporation or of the Board of Directors or of the Executive Committee or of any other duly constituted committee and of which disclosure shall be made in the notice of the meeting and which shall be approved or ratified by a majority in interest of a quorum of the stockholders of the Corporation having voting power at any annual or special meeting called for such purpose shall except as otherwise provided by the laws of the State of New York be as valid and as binding as though approved or ratified by every stockholder of the Corporation; provided however, that any failure of the stockholders to approve or ratify such contract, transaction or act, when and if submitted, shall not be deemed in any way to invalidate the same or to deprive the Corporation; its directors or officers of their right to proceed with such contract, transaction or action. Any director of the Corporation may vote upon any contract or other transaction between Corporation and subsidiary or




- - -5-
affiliated corporation without regard to the fact that he is also a director of such subsidiary or affiliated corporation.

	(8) The Board of Directors may determine from time to time the amount of compensation which shall be paid to its members for attendance at meetings of the Board or of any committee of the Board. The Board of Directors shall also have power, in its discretion to provide for and to pay to directors rendering services to the Corporation not ordinarily rendered by directors, as such, special compensation appropriate to the value of such services, as determined by the Board from time to time.

	(9) Each director of the Corporation shall be indemnified by the Corporation against expenses actually and necessarily incurred by him in connection with the defense of any action, suit or proceeding in which he is made a party by reason of his being or having been a director of the Corporation, except in relation to matters as to which he shall be adjudged in such action, suit or proceeding to be liable for negligence or misconduct in the performance of his duties as such director; such right of indemnification shall not be deemed exclusive of any other rights to which he may be entitled apart from the General Corporation Law of the State of New York.

	(10) Subject to the by-laws made by stockholders, the Board of Directors may make by-laws and from time to time may alter, amend or repeal any by-laws, but any by-law made by the Board of Directors may be altered or repealed by the stockholders.


4. The 1,600 previously authorized shares of Common Stock, par value $1 per share which are issued are hereby changed into 800,000 shares of Common Stock, par value $1 per share on a 500 for 1 basis. The 200,000 previously authorized shares of Common Stock, par value $1 per share, which are unissued shall remain unchanged.

	IN WITNESS WHEREOF, we have made and subscribed this Certificate this ____ day of September, 1958.

_______________________
WILLIAM BLACK


_______________________
LILLIAN MANDL












- - -6-
STATE OF NEW YORK
COUNTY OF NEW YORK

	On this ______ day of September, 1958, before me personally came WILLIAM BLACK and LILLIAN MANDL, to me known, and known to me to be the person described in and who executed the foregoing Certificate and each of said persons duly acknowledged to me that he executed the same.

______________________
NOTARY PUBLIC

STATE OF NEW YORK
COUNTY OF NEW YORK


	MICHAEL J. OKOLA, being duly sworn, deposes and says, that he is the Secretary of CHOCK FULL O'NUTS CORPORATION, a corporation mentioned in the foregoing Certificate and that the persons who have executed the foregoing Certificate constitute the holders of record of all the outstanding shares of said Corporation entitled to vote with relation to the proceedings provided for in said Certificate.

______________________
MICHAEL J. OKOLA

Subscribed and sworn to before me this
____ day of September, 1958.

__________________________
	NOTARY PUBLIC

STATE OF NEW YORK
COUNTY OF NEW YORK

	WILLIAM BLACK and LILLIAN MANDL, being severally sworn, do depose and say and each for himself of herself deposes and says that he, the said William Black, is the President and she, the said Lillian Mandl is Treasurer of CHOCK FULL O'NUTS CORPORATION; that by resolution of the directors of said corporation a sum at least equal to the amount of the increase in the aggregate par value of the issued shares provided for in the foregoing Certificate has been transferred from surplus to capital.


_______________________
WILLIAM BLACK

_______________________
LILLIAN MANDL

Subscribed and sworn to before me
this ____ day of September, 1958.

__________________________
	NOTARY PUBLIC
STATE OF NEW YORK
COUNTY OF NEW YORK
- - -7-
	WILLIAM BLACK, being duly sworn deposes and says, that he is the President of CHOCK FULL O'NUTS CORPORATION; the number and par value of the shares changed is 1,600 shares, par value $1 per share, and the number of shares resulting there from is 800,000 shares, par value $1 per share.

______________________
WILLIAM BLACK

Sworn to before me this
____ day of _________ 1958



________________________
	NOTARY PUBLIC







































- - -8-
RESTATED CERTIFICATE OF INCORPORATION

OF

CHOCK FULL O'NUTS CORP.


______________


Pursuant to Section 40 of the Stock Corporation Law

_______________















WHITE & CASE
14 WALL STREET
NEW YORK, NY

























CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

CHOCK FULL O'NUTS CORPORATION
___________________

Pursuant to Section Thirty-six of the Stock Corporation Law.

___________________

	The undersigned being respectively the Executive Vice-President and the Assistant Secretary of Chock Full O'Nuts Corporation, hereby certify:

		1.      The name of this corporation is

CHOCK FULL O'NUTS CORPORATION

The name under which it was originally incorporated was FEDERAL NUT CO.
INC.

		2. The Certificate of Incorporation of the Corporation was filed in the office of the Secretary of State of New York on November 7, 1932.

		3. The Restated Certificate of Incorporation was filed in said office on September 30, 1958.

		4.      The provision of said Restated Certificate of

Incorporation contained in ARTICLE ELEVENTH, Section (8) thereof, which is hereby amended, presently reads as follows:

		"(8) The Board of Directors may determine from time to time the amount of compensation which shall be paid to its members for attendance at meetings of the Board or of any committee of the Board. The Board of Directors shall also have power, in its discretion, to provide for and to pay to directors rendering services to the Corporation not ordinarily rendered by directors, as such, special compensation appropriate to the value of such services, as determined by the Board from time to time."

		5. The Certificate of Incorporation is hereby amended pursuant to subdivision 2(J) of Section 35 of the Stock Corporation

1.
Law, so that said provision is to read in full as follows:

	"(8) The Board of Directors may determine from time to time the amount of compensation which shall be paid to its members for attendance at meetings of the Board or of any committee of the Board. The Board of Directors shall also have power, in its discretion, to provide for and to pay to directors rendering services to the Corporation not ordinarily rendered by directors, as such, special compensation appropriate to the value of such services, as determined by the Board from time to time."

	IN WITNESS WHEREOF, we have subscribed this Certificate this 9th day of November, 1959.


___________________________
FREDERIC T. TANSILL


___________________________
HERBERT WATSON



STATE OF NEW YORK
CITY OF NEW YORK


	On this 9th day of November, 1959, before me personally came FREDERIC T. TANSILL and HERBERT WATSON, to me known and known to me to persons described in and who executed the foregoing Certificate of

Amendment, and they thereupon severally duly acknowledged to me that they executed the same.


















2.
STATE OF NEW YORK
COUNTY OF NEW YORK

	FREDERIC T. TANSILL and HERBERT WATSON, being severally sworn, do depose and say and each for himself deposes and says:

	1.      That he, Frederic T. Tansill, is the Executive Vice-

President, and that he, Herbert Watson, is Assistant Secretary of Chock

Full O'Nuts Corporation, referred to in the foregoing Certificate of

Amendment, who subscribed and acknowledged said Certificate of Amendment on behalf of said Corporation.

	2. That they have been authorized to execute and file such Certificate of Amendment by the votes cast in person or by proxy of the holders of record of two-thirds of the outstanding shares of each class entitled to vote at the stockholders meeting at which such votes were cast with relation to the proceedings provided for in said Certificate of Amendment and that neither the Certificate of Incorporation nor the Restated Certificate of Incorporation, filed pursuant to law, requires a larger proportion of votes.

	3. That such votes were cast at a stockholders meeting held on November 5, 1959, upon notice, pursuant to Section 45 of the Stock Corporation Law.


Sworn to before me this
9th day of November 1959.


_________________________
FREDERIC T. TANSILL

_________________________
HERBERT WATSON














3.




CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

CHOCK FULL O'NUTS CORPORATION

(Pursuant to Section 36 of the Stock
Corporation Law)













ISIDORE LAPIN
ATTORNEY AT LAW
425 LEXINGTON AVENUE
NEW YORK, N.Y.





4.